CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Condensed Financial Information" and "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" and to the use of our report dated May 29, 1997, in this Registration Statement (Form N-1A No. 2-96008) of Dreyfus Insured Municipal Bond Fund, Inc.

                                          /s/ ERNST & YOUNG LLP

                                          ERNST & YOUNG LLP

New York, New York
August 12, 1997